UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2022

Date of Report (Date of earliest event reported)

ELECTRIC LAST MILE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39457	84-2308711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 W. Square Lake Road

Troy, Michigan 48098

(Address of Principal Executive Offices) (Zip Code)

(888) 825-9111

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ELMS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	ELMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 18, 2022, Electric Last Mile Solutions, Inc. (the “Company”) filed a Notification of Late Filing on Form 12b-25 (the “10-Q Notification”), indicating that the filing of its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2022 (the “Form 10-Q”) would be delayed. On May 18, 2022, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s delay in filing the Form 10-Q, along with the Company’s continued delay in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”), the Company is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1). The Company’s delay in filing the Form 10-K was disclosed in a Notification of Late Filing on Form 12b-25 filed on April 1, 2022 and discussed in a Current Report on Form 8-K filed on April 11, 2022 (the “April 11 Current Report”). The notification letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market.

As described in the April 11 Current Report, the Company must submit a plan to Nasdaq no later than May 31, 2022, addressing how it intends to regain compliance with Nasdaq’s listing rules.

The Company’s management is working diligently to complete the Form 10-Q, as well as the Form 10-K, and intends to file as soon as practicable. However, the Company does not expect to file the Form 10-Q within the timeframe specified by Rule 12b-25 for the reasons discussed in the 10-Q Notification.

Item 7.01. Regulation FD Disclosures.

On May 24, 2022, the Company issued a press release announcing the Company’s receipt of the Nasdaq notification letter referenced in Item 3.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Electric Last Mile Solutions, Inc. Press Release, dated May 24, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2022	ELECTRIC LAST MILE SOLUTIONS, INC.

	By:	/s/ Robert Song
Robert Song
Chief Financial Officer and Treasurer